UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) October 15, 2013

Carnival Corporation	Carnival plc
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Republic of Panama	England and Wales
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

1-9610	1-15136
(Commission File Number)	(Commission File Number)

59-1562976	98-0357772
I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3655 N.W. 87th Avenue Miami, Florida 33178-2428 United States of America	Carnival House 5 Gainsford Street London SE1 2NE United Kingdom
(Address of principal executive offices) (Zip code)	(Address of principal executive offices) (Zip code)

(305) 599-2600	011 44 20 7940 5381
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

None	None
(Former name or former address, if changed since last report.)	(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 15, 2013, Carnival Corporation (the “Company”) completed its offering of $700 million aggregate principal amount of senior unsecured 3.950% notes due 2020 (the “Notes”). The Notes are guaranteed by Carnival plc, a company incorporated and registered under the laws of England and Wales (the “Guarantor”). The Company intends to use the net proceeds from this offering for general corporate purposes, which may include repaying portions of various debt facilities maturing through May 2014.

The offering of the Notes was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File Nos. 333-179936 and 333-179936-01) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on March 6, 2012. The terms of the Notes are described in the Company’s Prospectus dated March 6, 2012, as supplemented by a final Prospectus Supplement dated October 9, 2013, as filed with the Commission on October 11, 2013.

In connection with the offering, on October 9, 2013, the Company and the Guarantor entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, as representatives of the underwriters listed in Schedule I thereto (collectively, the “Underwriters”). The Underwriting Agreement contains customary representations, covenants and indemnification provisions. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference into the Registration Statement.

The Notes were issued pursuant to an Indenture, dated as of December 6, 2012, by and among the Company, the Guarantor and U.S. Bank National Association (the “Trustee”), as trustee, as amended and supplemented by the Supplemental Indenture, dated as of December 6, 2012, and the Third Supplemental Indenture, dated as of October 15, 2013, by and among the Company, the Guarantor and the Trustee, as trustee. The Third Supplemental Indenture is attached hereto as Exhibit 4.1, and is incorporated by reference into the Registration Statement.

The Notes will mature on October 15, 2020 and will bear interest at a rate of 3.950% per year. Interest on the Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2014. The Notes are unsecured senior obligations of the Company and rank equally with its other unsecured and unsubordinated obligations. The guarantees of the Notes are unsecured senior obligations of the Guarantor and rank equally in right of payment with all other unsecured and unsubordinated obligations of the Guarantor. The form of the Note is attached as Exhibit 4.2 to this Report and is incorporated by reference into the Registration Statement.

The legality opinions of Gibson, Dunn & Crutcher LLP, Freshfields Bruckhaus Deringer LLP and Tapia, Linares y Alfaro are attached hereto as Exhibits 5.1, 5.2 and 5.3, respectively, and are incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated October 9, 2013, among Carnival Corporation, Carnival plc and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

4.1	Third Supplemental Indenture, dated as of October 15, 2013, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.2	Form of 3.950% Note due 2020.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Tapia, Linares y Alfaro.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Tapia, Linares y Alfaro (included in Exhibit 5.3 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carnival Corporation		Carnival plc

By:	/s/ Arnaldo Perez	By:	/s/ Arnaldo Perez
Name: Title:	Arnaldo Perez Senior Vice President, General Counsel & Secretary	Name: Title:	Arnaldo Perez Senior Vice President, General Counsel & Company Secretary

Date:	October 15, 2013	Date:	October 15, 2013

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 9, 2013, among Carnival Corporation, Carnival plc and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the underwriters listed in Schedule I thereto.

4.1	Third Supplemental Indenture, dated as of October 15, 2013, by and among Carnival Corporation, Carnival plc and U.S. Bank National Association, as trustee.

4.2	Form of 3.950% Note due 2020.

5.1	Opinion of Gibson, Dunn & Crutcher LLP.

5.2	Opinion of Freshfields Bruckhaus Deringer LLP.

5.3	Opinion of Tapia, Linares y Alfaro.

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Freshfields Bruckhaus Deringer LLP (included in Exhibit 5.2 hereto).

23.3	Consent of Tapia, Linares y Alfaro (included in Exhibit 5.3 hereto).